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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          SUN COMMUNITY BANCORP LIMITED
             (Exact name of registrant as specified in its charter)

                     Arizona                                   86-0878747
----------------------------------------------------        ----------------
     (State of Incorporation or Organization)               (I.R.S. Employer
                                                            Identification No.)


2777 East Camelback Road, Suite 101, Phoenix, Arizona              85016
-----------------------------------------------------       -----------------
     (Address of Principal Executive Offices)                   (Zip Code)


If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective             Exchange Act and is effective
pursuant to General Instruction           pursuant to General Instruction
A.(c), please check the following         A.(d), please check the following
box. [ ]                                  box. /X/

Securities Act registration statement file number to which this form relates:
333-76719
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

               Title of Each Class          Name of Each Exchange on Which
               to be so Registered          Each Class is to be Registered
                      None.                              None.


Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
                                (Title of Class)
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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, no par value, in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-76719) filed with the Securities and Exchange Commission on April 21, 1999, as amended, and the description under the heading "Description of Capital Stock" relating to the Common Stock in the Registrant's final Prospectus to be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, is incorporated herein by reference.

ITEM 2. EXHIBITS

        3.1 Articles of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (File No. 333-76719).

        3.2       Amendment to Articles of Incorporation of the Registrant.

        3.3       Amended and Restated Bylaws of the Registrant.
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      SUN COMMUNITY BANCORP LIMITED



Dated: May 25, 1999                   By:   /s/ Cristin Reid English
                                            -----------------------------------
                                            Cristin Reid English
                                            Vice President and General Counsel
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                               Index to Exhibits


        3.1 Articles of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (File No. 333-76719).

        3.2       Amendment to Articles of Incorporation of the Registrant.

        3.3       Amended and Restated Bylaws of the Registrant.